SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 18, 2005
WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK		10990

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (845) 986-8080

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

At the Company’s 2005 Annual Meeting of Common Shareholders held on November 17, 2005, Herbert Gareiss, Jr., President, responding to a shareholder’s question, indicated that the Board of Directors is considering share buyback programs and dividend reinvestment plans. Such plans are under consideration, but there can be no assurances as to whether or when such programs or plans will be implemented, or as to what their terms might be if they were implemented.

Item 8.01.	Other Events

Matters Subject to a Vote of Securities Holders

At the Company’s 2005 Annual Meeting of Common Shareholders held on November 17, 2005, Philip S. Demarest, Herbert Gareiss, Jr. and Corinna S. Lewis were elected for three-year terms in Class III and Joseph J. Morrow was elected as director to fill the remaining one-year portion of the unexpired term of M. Lynn Pike in Class I. The terms of Wisner H. Buckbee, Joseph E. Deluca, Fred M. Knipp, Rafael Collado and Robert J. DeValentino continued after the meeting.

Matters voted on at the meeting and the results of each vote are as follows:

	For	Against	Abstain

Proposal I:
To fix the number of directors at nine until the next annual meeting:	4,301,161	581,999	75,413

To elect three (3) Directors to Class III:
Philip S. Demarest	4,147,200	811,776
Herbert Gareiss, Jr.	4,190,040	768,936
Corinna S. Lewis	4,095,814	863,162

To elect one (1) Director to Class I:
Joseph J. Morrow	4,316,632	642,344

Proposal II:

To approve the selection of WithumSmith+Brown, P.C. as the Company’s independent accountants for the year ending December 31, 2005.	4,453,590	386,566	118,819

Proposal III:

That the shareholders urge the Board of Directors to arrange for the prompt sale of Warwick Valley Telephone Company to the highest bidder.	1,098,147	3,063,844	62,514

Other Information

Election of Officers

At its reorganizational meeting on November 17, 2005, the Board of Directors elected the following persons to the positions set forth opposite their names:

Wisner H. Buckbee	Chairman of the Board
Fred M. Knipp	Vice Chairman of the Board
Herbert Gareiss, Jr.	President, Chief Executive Officer
Michael A. Cutler	Vice President, Chief Financial Officer, Treasurer
Brenda A. Schadt	Vice President
Zigmund C. Nowicki, Jr.	Secretary
Dorinda M. Masker	Assistant Secretary
In announcing the results of the Annual Meeting of Shareholders, the Company also issued a press release which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
     99.1 Press Release entitled “WVT Shareholders Vote “No Sale””, dated November 18, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
Dated: November 18, 2005	By:	/s/ Herbert Gareiss, Jr.
		Name:	Herbert Gareiss, Jr.
		Title:	President

Exhibit Index

Exhibit No.	Description

99.1	Press release entitled “WVT Shareholders Vote “No Sale””, dated November 18, 2005.